Exhibit 10al
AMENDMENT NO. 1
TO
MATERION CORPORATION
SUPPLEMENTAL RETIREMENT BENEFIT PLAN
Materion Corporation, an Ohio corporation, hereby adopts this Amendment No. 1 to the Materion Corporation Supplemental Retirement Benefit Plan (the "Plan").
I.
Schedule I of the Plan is amended to provide as in the form attached hereto.
II.
The changes to the Plan by this amendment shall be effective December 5, 2012.
* * *
Executed this 24th day of January, 2013.
MATERION CORPORATION
By: /s/ Michael C. Hasychak
Title: Vice President, Treasurer & Secretary

Schedule I

Schedule of Participants, Offset Amounts, and Special Crediting Provisions

Participant	Offset Amount	Special Calculation Provisions

Michael D. Anderson	$246,250
Gregory R. Chemnitz	$0
Stephen Freeman	$496,308
John D. Grampa	$530,000
Michael C. Hasychak	$212,989
Richard J. Hipple	$842,250
In addition to the Prevented Benefit determined for Mr. Hipple pursuant to Section 2(j), an additional amount shall be included in the amount payable to him under Section 4, determined as follows:

•    Mr. Hipple's Prevented Benefit shall be determined pursuant to Section 2(j).
•    Such amount shall be divided by his number of Years of Benefit Service under the Pension Plan.
•    The resulting amount shall be multiplied by 5.

Donald G. Klimkowicz	$140,418
Alfonso T. Lubrano	$358,926
Walter G. Maxwell	$86,165
Richard W. Sager	$291,735
Daniel A. Skoch	$943,121